Exhibit 10.1
Medicaid HMO Contract

AHCA CONTRACT NO. FA522
AMENDMENT NO. 11

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and WELL CARE HMO, INC. D/B/A STAYWELL HEALTH PLAN OF FLORIDA, hereinafter referred to as the "Vendor", is hereby amended as follows:

1. Standard Contract, Section II.A, Contract Amount, the first sentence is hereby amended to now read:

To pay for contracted services according to the conditions of Attachment I in an amount not to exceed $667,913,974.00 (an increase of $2,319,780.00), subject to availability of funds.

2. Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, Tables 2 and 3, are hereby deleted in their entirety and replaced with the following:

Capitation Rates

A. General Capitation Rates plus Transportation (Attachment VIII-A, Table 2):

Area 9 Counties: Palm Beach

County	Provider Number
Palm Beach	015016910

Area 10 Counties: Broward

County	Provider Number
Broward	015016900

B. General Capitation Rates plus Mental Health Rates and Transportation Rates (Attachment VIII-A, Table 6):

Area 3 Counties: Hernando

County	Provider Number
Hernando	015016901

Area 5 Counties: Pasco, Pinellas

County	Provider Number
Pinellas	015016904
Pasco	015016903

AHCA Contract No. FA522, Amendment No. 11, Page 1 of 3

Medicaid HMO Contract

Area 6 Counties: Manatee, Polk, Hillsborough

County	Provider Number
Manatee	015016912
Polk	015016905
Hillsborough	015016902

Area 7 Counties: Orange, Osceola, Seminole, Brevard

County	Provider Number
Orange	015016906
Osceola	015016907
Seminole	015016908
Brevard	015016913

Area 8 Counties: Sarasota, Lee

County	Provider Number
Sarasota	015016914
Lee	015016911

Area 11 Counties: Dade

County	Provider Number
Dade	015016909

Notwithstanding the payment amounts which may be computed with the above rate table, the sum of total capitation payments under this contract shall not exceed the total contract amount of $667,913,974.00 (an increase of $2,319,780.00), expressed on page seven of this contract.

3. This Amendment shall have an effective date of January 1, 2006, or the date on which both parties execute the Amendment, whichever is later.

All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.

This Amendment, and all its attachments, are hereby made part of the Contract.

This Amendment can not be executed unless all previous amendments to this Contract have been fully executed.

AHCA Contract No. FA522, Amendment No. 11, Page 2 of 3

Medicaid HMO Contract

IN WITNESS WHEREOF, the Parties have caused this 3 page Amendment (including all attachments, if any) to be executed by their duly authorized officials.

WELLCARE HMO, INC. D/B/A STAYWELL HEALTH PLAN OF FLORIDA	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION
SIGNED BY: /s/ Todd S. Farha	SIGNED BY: /s/ Alan Levine
NAME: Todd S.Farha	NAME: Alan Levine
TITLE: President & CEO	TITLE: Secretary
DATE: 1/4/06	DATE: 1/4/06

THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY

AHCA Contract No. FA522, Amendment No. 11, Page 3 of 3